UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2005


                         Commission file number 1-12372

                              CYTEC INDUSTRIES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                               22-3268660
           -----------------------------              ------------------
            (State or other jurisdiction               (I.R.S. Employer
         of incorporation or organization)           Identification No).

             Five Garret Mountain Plaza
             West Paterson, New Jersey                       07424
      (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (973) 357-3100



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the (17 CFR 240.13e-4(c))
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Item 8.01 Other Events
(dollars in millions except per share data)

Cytec Industries Inc. (the "Company" or "Cytec") is filing this Current Report on Form 8-K ("Form 8-K") to retroactively restate certain information that was previously reported in its Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K") resulting from the application of a change in accounting principle from the Last-In, First-Out ("LIFO") method of inventory valuation to the First-In, First-Out ("FIFO") method effective January 1, 2005 and to reflect the realignment of our organizational and reporting structure which is further described below.

Under United States Securities and Exchange Commission ("SEC") requirements, previously issued financial statements that are incorporated by reference in subsequent Securities Act of 1933, as amended ("1933 Act"), filings are required to be restated to reflect the change in accounting principle described above. Additionally, concurrent with the acquisition of the Surface Specialties business ("Surface Specialties") of UCB S.A. on February 28, 2005, the Company realigned its organizational and reporting structure. Accordingly, segment information included in our consolidated financial statements and in other information reported on Exhibit 99.1 to this Form 8-K has been presented utilizing the realigned organizational and reporting structure. As a result of the aforementioned change in accounting principle, the Company is also filing on
Exhibit 99.2, for all years presented, an amended "Computation of Ratio of Earnings to Fixed Charges" which was originally filed on Exhibit 12 to the Form 10-K.

The Company has applied the change to FIFO retroactively by restating its consolidated financial statements in accordance with Accounting Principles Board Opinion No. 20, "Accounting Changes," and previously reported amounts have been restated for all periods presented. The change from LIFO to FIFO had the following effects:

                                                  2004      2003      2002
----------------------------------------------- --------- --------- ----------
Net earnings available to common stockholders   $  4.9    $  1.8    $  (0.6)
Basic earnings per common share                 $ 0.12    $ 0.04    $ (0.02)
Diluted earnings per common share               $ 0.12    $ 0.04    $ (0.02)
----------------------------------------------- --------- --------- ----------

Additionally, inventories at December 31, 2004 were increased by $41.7, retained earnings were increased by $25.4 and deferred income tax assets were decreased by $16.3.

Other than to reflect the change from LIFO to FIFO and the Company's realigned organizational and reporting structure, and to file an amended Computation of Ratio of Earnings to Fixed Charges for the three years ended December 31, 2004, 2003 and 2002, this Form 8-K does not update any other information that was previously reported on Form 10-K, including any forward-looking statements which were made when the 10-K was filed on February 25, 2005 including those made in connection with the then pending acquisition of Surface Specialties.

Exhibit 99.1 to this Form 8-K replaces Item 1 "Business" and Item 2 "Properties" of Part I of Form 10-K and Item 6 "Selected Financial Data," Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Item 8 "Financial Statements and Supplementary Data," of Part II of Form 10-K. The consolidated financial statements in Item 8, conformed for the changes discussed above, will become the Company's historical consolidated financial statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Items 1 and 2 of Part I and Items 6, 7 and 8 of Part II of the Company's Annual Report on Form 10-K, as revised, for the year ended December 31, 2004

99.2 Computation of Ratio of Earnings to Fixed Charges

99.3 Consent of KPMG LLP, Independent Registered Public Accounting Firm

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CYTEC INDUSTRIES INC.




Date:  June 13, 2005                By:  /s/ James P. Cronin
                                    ----------------------------------------
                                    Name:  James P. Cronin
                                    Title: Executive Vice President and
                                               Chief Financial Officer


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Exhibits

99.1 Items 1 and 2 of Part I and Items 6, 7 and 8 of Part II of the Company's Annual Report on Form 10-K, as revised, for the year ended December 31, 2004

99.2 Computation of Ratio of Earnings to Fixed Charges

99.3 Consent of KPMG LLP, Independent Registered Public Accounting Firm


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